SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

    National Financial Partners Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	13-4029115
(State of Incorporation or Organization)	(I.R.S. Employer Identification no.)

787 Seventh Avenue, 49th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box. ☒	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-105104

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered

Common Stock, $0.10 par value	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None	None
(Title of Class)	(Name of Exchange)

Item 1.	Description of Registrant’s Securities to be Registered

        For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading “Description of Capital Stock” in the Registrant’s Prospectus, which constitutes a part of the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-105104) (the “Registration Statement”), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.	Exhibits

Not applicable.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 21, 2003

National Financial Partners Corp.

By:	/S/ JESSICA M. BIBLIOWICZ

	Name:	Jessica M. Bibliowicz
	Title:	Chief Executive Officer

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